1
Exhibit 99.2










                         CONSUMER CAPITAL HOLDINGS, INC.

                             REPORT AND CONSOLIDATED
                               FINANCIAL STATEMENTS

                                DECEMBER 31, 2001





                       CONSUMER CAPITAL HOLDINGS, INC.

                                    INDEX




                                                           PAGE

Independent Auditors' Report                                     1

Consolidated Balance Sheet as of December 31, 2001           2 - 3

Consolidated Statement of Operations for the period
  from May 16, 2001 (inception) through December 31,             4
  2001

Consolidated Statement of Changes in Stockholders'
  Equity for the period from May 16, 2001 (inception)
  through December 31, 2001                                      5

Consolidated Statement of Cash Flows for the period
  from May 16, 2001 (inception) through December 31,         6 - 7
  2001

Notes to Consolidated Financial Statements                  8 - 15












                                                                  May 3, 2002


                        Independent Auditors' Report


To the Board of Directors and Stockholders of Consumer Capital Holdings, Inc.


     We have audited the accompanying consolidated balance sheet of Consumer Capital Holdings, Inc. (the "Company") as of December 31, 2001, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for the period from May 16, 2001 (inception) through December 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Consumer Capital Holdings, Inc. as of December 31, 2001 and the results of its operations and its cash flows for the period from May 16, 2001 (inception) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.



                                   Lesley, Thomas, Schwarz & Postma, Inc.
                                   A Professional Accountancy Corporation
                                   Newport Beach, California





                       CONSUMER CAPITAL HOLDINGS, INC.

                         CONSOLIDATED BALANCE SHEET

                              DECEMBER 31, 2001




                                   ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                $244
  Accounts receivable                                    44,943
  Due from affiliates (Note 8)                           15,000
  Due from preferred stockholders                       113,185
  Employee advances                                       6,800
  Prepaid expenses                                        1,238

    Total current assets                                181,410

PROPERTY AND EQUIPMENT, net (Note 4)                  1,990,663

DEPOSITS                                                 23,101

    Total assets                                     $2,195,174




          See the accompanying notes to these financial statements





                       CONSUMER CAPITAL HOLDINGS, INC.

                         CONSOLIDATED BALANCE SHEET

                              DECEMBER 31, 2001




                    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Notes payable (Note 8)                               $198,987
  Current portion of capital lease obligation (Note 6)    4,406
  Accounts payable                                       98,159
  Accrued interest payable                               43,834
  Other accrued expenses                                 38,752
  Deferred revenues                                     234,500

    Total current liabilities                           618,638

CAPITAL LEASE OBLIGATION, less current portion (Note 6)   3,072


COMMITMENTS AND CONTINGENCIES

PARTICIPATING INVESTMENT CERTIFICATES (Note 10)         498,000

STOCKHOLDERS' EQUITY
  Preferred stock, $.001 par value
    5,000,000 shares authorized,
    2,000,000 shares issued and outstanding               2,000
  Common stock, $.001 par value
    20,000,000 shares authorized
    9,500,000 shares issued and outstanding               9,500
  Additional paid-in capital                          2,067,251
  Accumulated deficit                               (1,003,287)

    Total stockholders' equity                        1,075,464

      Total liabilities and stockholders' equity     $2,195,174


          See the accompanying notes to these financial statements






                       CONSUMER CAPITAL HOLDINGS, INC.

                    CONSOLIDATED STATEMENT OF OPERATIONS




                                                    May 16, 2001
                                                     (Inception)
                                                       Through
                                                     December 31,
                                                         2001

REVENUES
  Marketing revenues and commissions                   $515,088
  Licensing agreements (Note 8)                          49,833

                                                        564,921

EXPENSES
  Commissions, compensation and benefits expense        846,162
  Selling, general and administrative expense           722,046

                                                      1,568,208

LOSS BEFORE PROVISION FOR INCOME TAXES               (1,003,287)

PROVISION FOR INCOME TAXES                                  ---

NET LOSS                                            $(1,003,287)


Basic and diluted (loss) per common share                $(0.24)




          See the accompanying notes to these financial statements






                       CONSUMER CAPITAL HOLDINGS, INC.

         CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

          PERIOD MAY 16, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001



	       Shares  Amount   Shares  Amount    Capital     Deficit     Total


BALANCE, May
16, 2001
(inception)      ---   $---       ---   $---       $---        $---        $---

ISSUANCE OF
 COMMON STOCK
 FOR SERVICES    ---    --- 2,200,000  2,200      2,288         ---       4,488


ISSUANCE OF
 COMMON STOCK
 FOR
 ACQUISITION
 OF CONSUMER
 DIRECT, INC.    ---    --- 2,200,000  2,200      2,288         ---       4,488
 June, 2001

ISSUANCE OF
 PREFFERED
 STOCK FOR
 ACQUISITION
 OF PROPERTY
 AND
 EQUIPMENT
 August,
 2001      2,000,000 2,000        ---    ---  2,057,371         ---   2,059,371

ISSUANCE
 OF
 COMMON
 STOCK
 FOR
 SERVICES,
 November,
 2001           ---    ---  5,100,000  5,100      5,304         ---      10,404

NET LOSS        ---    ---        ---    ---        --- (1,003,287)  (1,003,287)


BALANCE,
December
31, 2001   2,000,000 $2,000 9,500,000 $9,500 $2,067,251 $(1,003,287) $1,075,464




          See the accompanying notes to these financial statements







                      CONSUMER CAPITAL HOLDINGS, INC.

                    CONSOLIDATED STATEMENT OF CASH FLOWS


                                                      May 16,
                                                       2001
                                                    (Inception)
                                                      Through
                                                     December
                                                        31,
                                                       2001E

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                          $(1,003,287)

  Adjustments to reconcile net loss to net cash used in operating activities

  Depreciation and amortization                         155,826
  Services provided in exchange for issuance of
   common stock                                          14,892

  Changes in operating assets and liabilities
    Increase in accounts receivable                     (44,943)
    Increase in prepaid expenses                         (1,238)
    Increase in deposits                                (23,101)
    Increase in accounts payable                         77,061
    Increase in accrued interest payable                 43,834
    Increase in other accrued expenses                   38,752
    Increase in deferred revenues                       234,500

      Net cash used in operating activities            (507,704)

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property and equipment                   (19,904)
  Net increase in due from affiliates                   (15,000)
  Due from preferred stockholders                      (113,185)
  Employee advances                                      (6,800)

      Net cash used in investing activities            (154,889)

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of notes payable               164,837
    Proceeds from issuance of participating             498,000
    investment certificates

      Net cash provided by financing activities         662,837

NET INCREASE IN CASH AND CASH EQUIVALENTS                   244

CASH AND CASH EQUIVALENTS, beginning of period              ---

CASH AND CASH EQUIVALENTS, end of period                   $244


          See the accompanying notes to these financial statements





                       CONSUMER CAPITAL HOLDINGS, INC.

              CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)


                                                        May 16,
                                                         2001
                                                       (Inceptio
                                                          n)
                                                        Through
                                                       December
                                                          31,
                                                         2001

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Cash paid during the period for interest                  $---
  Cash paid during the period for income taxes              $---

SUPPLEMENTAL DISCLOSURE OF NON-CASH TRANSACTIONS
  During the period ended December 31, 2001, the Company issued stock in exchange for services provided valued at $4,488.
  During the period ended December 31, 2001, the Company financed the purchase of equipment valued at $7,478 with a capital lease.
  During the period ended December 31, 2001, the Company issued preferred stock in exchange for property and equipment valued at $2,059,371.
  During the period ended December 31, 2001, the Company issued common stock in exchange for all the outstanding shares of Consumer Direct, Inc. The fair value of the net assets acquired was $4,488.


          See the accompanying notes to these financial statements





                       CONSUMER CAPITAL HOLDINGS, INC.

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                              DECEMBER 31, 2001



NOTE 1 - COMPANY OPERATIONS

     Consumer Capital Holdings, Inc. (the "Company") was incorporated in the state of Nevada on May 16, 2001 to operate a series of national marketing centers. The marketing centers utilize state-of-the-art phone and computer systems to provide the Company with the ability to operate numerous marketing campaigns for their customers. Additionally, the Company captures and tracks customer data, producing real-time reports for effective analysis, modifications and redirecting towards other products and services their clients may be interested in. Currently, the Company maintains call centers in three different locations: Las Vegas, Nevada, Santa Ana, California, and Denver, Colorado.

     The Company has experienced net losses since its inception and had an accumulated deficit of approximately $1,003,000 at December 31, 2001. Such losses are attributable to cash losses resulting from costs incurred in the development of the Company's services and infrastructure. The Company expects operating losses to continue in the short term however anticipates achieving profitability during the second quarter 2002.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies are summarized as follows:

     Basis of Presentation - The consolidated financial statements include the accounts of the Company and its majority owned subsidiary, Consumer Direct, Inc. All significant inter-company accounts and transactions have been eliminated.

     Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Fair Value of Financial Instruments - The Company's financial instruments, including cash and cash equivalents, accounts receivable, net, and accounts payable, are carried at cost which approximates their fair value because of the short-term maturity of these financial instruments. The note receivable is carried at cost which approximates fair value based on current rates at which the Company could invest in funds with similar risks and maturities. The notes payable are carried at cost which approximates fair value based on current rates at which the Company could borrow funds with similar remaining maturities.
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Cash and Cash Equivalents - For purposes of the balance sheet and statement of cash flows, the Company considers all highly liquid financial instruments purchased with a maturity of three (3) months or less to be cash equivalents.

     Property and Equipment - Property and equipment are stated at cost. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the assets or, when applicable, the life of the lease, which range from three to seven years. Repairs and maintenance to property and equipment are expensed as incurred. When property and equipment is retired or disposed of, the related costs and accumulated depreciation and amortization are eliminated from the accounts and any gain or loss on such disposition is reflected in income.

     Impairment of Long-Lived Assets - The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. As asset is considered to be impaired when the sum of the undiscounted future net cash flows expected to result from the use of the asset and its eventual disposition exceeds its carrying amount. The amount of impairment loss, if any, is measured as the difference between net book value of the asset and its estimated fair value.

     Revenue Recognition - Marketing and commission revenues primarily represent revenues derived from the Company's call centers operations. The Company receives either a percentage of the transactions or a fixed fee; revenues are recorded net. Licensing revenues are recognized over the life of the license agreement.

     Advertising - Advertising costs are charged to operations when incurred.

     Income Taxes - The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and the tax basis of assets and liabilities using enacted rates in effect for the periods in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

     Net Loss Per Share - The Company computes basic and diluted earnings per share in accordance with SFAS No. 128, "Earnings per Share". SFAS No. 128 requires the Company to report both basic earnings per share, which is based on the weighted average number of common shares outstanding, and diluted earnings per share, which is based on the weighted average number of common shares outstanding and all dilutive potential common shares outstanding. Since the Company incurred losses for the period presented, the inclusion of common stock equivalents in the calculation of weighted average common shares is anti-dilutive; and therefore there is no difference between basic and diluted earnings per share.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Equity Based Compensation - The Company accounts for stock-based employee compensation arrangements in accordance with provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees", and complies with the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation". Under APB Opinion No. 2, compensation expense is based on the difference, if any, on the date of the grant, between the fair market value of the Company's stock and the exercise price of the option.

     The company accounts for equity instruments issued to non-employees in accordance with the provisions of SFAS No. 123 and Emerging Issues Task Force ("EITF") Issue No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction With Selling, Goods or Services". All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The measurement date of the fair value of the equity instrument issued is the earlier of the date on which the counter party's performance is complete or the date on which it is probable that performance will occur.

     Risks and Uncertainties - The Company operates in a highly competitive industry that is subject to intense competition and potential government regulations. The Company's operations are subject to significant risk and uncertainties including financial, operational, regulatory and other risks associated with an emerging business including the potential risk of business failure.

     Recently Issued Accounting Pronouncements - In June 2001, the Financial Accounting Standards Board (FASB) issued SFAS 141, Business Combinations, and SFAS 142 Goodwill and Other Intangible Assets. SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001, as well as all purchase method business combinations completed after June 30, 2001. SFAS 141 also details criteria that intangible assets acquired in a business combination must meet in order to be recognized and reported as assets apart from goodwill. SFAS 142 requires that goodwill and intangibles with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually. SFAS 142 is required to be applied starting with fiscal years beginning after December 15, 2001, with early application permitted in certain circumstances. Since the Company has no purchased goodwill or other intangibles, the adoption of these statements has no current effect on the Company's financial condition or results of operations.


NOTE 3 - BUSINESS COMBINATIONS

     Effective June of 2001, the Company ("CCH") acquired Consumer Direct, Inc. ("CDI"), a Colorado Corporation, in a business combination accounted for as a purchase. The agreement called for the exchange of 6,600,000 CDI common shares for 2,200,000 CCH common shares in consideration for 100% of the issued and outstanding shares of common stock of CDI. The transaction was valued at $4,488, giving rise to $2,200 in common stock and $2,288 in additional paid-in capital associated with the acquisition. Consequently, no goodwill was recorded in relation to the acquisition.
NOTE 4 - PROPERTY AND EQUIPMENT

     Property and equipment consist of the following at December 31, 2001:

Furniture, fixtures, and equipment                       $194,567
Computer equipment                                      1,338,171
Leasehold improvements                                      1,668
Software                                                  612,083

                                                        2,146,489
Less: accumulated deprecation and amortization           (155,826)

                                                       $1,990,663

     Total depreciation and amortization expense for the period ended December 31, 2001 was $155,826

NOTE 5 - INCOME TAXES

     The  Company  accounts  for income taxes under  Statement  of  Financial
Accounting Standards No. 109 ("SFAS 109"). This statement mandates the liability method of accounting for deferred income taxes and permits the recognition of deferred tax assets subject to an ongoing assessment of realizability.

     The components of the Company's income tax provision consist of:
                                                        May 16,
                                                         2001
                                                      (Inception)
                                                       December
                                                          31,
                                                         2001

Federal taxes (deferred) net operating loss benefit     $421,000
Change in valuation account                             (421,000)

                                                            $---

     Deferred income taxes are provided for timing differences in the recognition of certain income and expense items for tax and financial statement purposes. The tax effect of the temporary differences giving rise to the Company's deferred tax assets as of December 31, 2001 are as follows:

Deferred income tax assets
  Net operating loss benefit                           $421,000
  Valuation allowance                                  (421,000)

                                                           $---





NOTE 5 - INCOME TAXES (CONTINUED)

     A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. As a result of the uncertainties surrounding the realization of the net operating loss carryforwards, management has determined that the realization of the deferred tax assets is questionable. Accordingly, the Company has recorded a valuation allowance equal to the net deferred tax asset amount as of December 31, 2001.

     The Company has federal and state net operating loss carryforwards of approximately $1,000,000 which if not utilized will expire at various times through 2021. For income tax purposes, only a portion of the net operating loss can be utilized in any given year if the Company that has generated the loss has more than fifty percent (50%) change in ownership in a three (3)
year period. Accordingly, there may be limitations on the use of the Company's net operating loss caryforwards.


NOTE 6 - CAPITAL LEASE OBLIGATION

    The Company leases certain equipment accounted for as a capital lease. The related asset and obligation have been recorded using the implicit rate computed by the lessor.

    Included in property and equipment at December 31, 2001 is capitalized leased property of $7,478.

    At December 31, 2001, the capital lease obligation consisted of the following:

Lease  contract, due in monthly installments of $439,
including  interest at 22.91% per annum,  secured  by      $7,478
equipment, due July 2003.

Less: current portion                                      (4,406)

                                                           $3,072

     The future minimum lease payments under capital lease obligations are as follows:

Year Ending December 31,                                Amount

   2002                                                    $5,268
   2003                                                     3,719

                                                            8,987
Less: amount representing interest                         (1,509)

                                                           $7,478

     Total interest paid on capital leases for the period ended December 31, 2001 was $879.





NOTE 7 - OPERATING LEASES

     The Company leases certain property under various operating arrangements that expire over the next four (4) years.

     The Company has three business premises leased from various agents. The leases all have three (3) year terms. Lease expense associated with the buildings totaled $59,104 for the period ended December 31, 2001.

     Future minimum lease payments for non-cancelable leases that have initial or remaining non-cancelable terms in excess of one (1) year are as follows:

                                                      Operating
Year Ending December 31,                                Leases

   2002                                                $150,291
   2003                                                 145,301
   2004                                                  76,416
   2005                                                   3,444

Total minimum payments                                 $375,452


NOTE 8 - RELATED PARTY TRANSACTIONS

     Consulting Fees - During the period ended December 31, 2001, the Company paid consulting fees to Eclipse Holdings, Inc. Eclipse Holdings is owned by one of the Company's stockholders. The Company also pays consulting fees to another member of the management team. Consulting fees totaled approximately $105,000 for the period ended December 31, 2001.

     Notes Payable - During the period, the Company entered into secured and unsecured notes payable with stockholders. The secured note calls for the payment of principal and interest of $150,000 and $15,000, respectively. As of December 31, 2001, this note is past due and payable on demand. The unsecured notes are also due on demand but are interest free. Amounts due under these notes totaled $48,987 at December 31, 2001. The Company incurred $15,000 in interest expense related to the secured notes for the period ended December 31, 2001.

     Due From Affiliates - At December 31, 2001, the company has an amount due for $15,000 from St. Andrews Golf International. St. Andrews Golf International was founded and is owned by a member of the Company's management team who is also a stockholder. The receivable is payable on demand and does not bear interest.

     Licensing Agreements - All of the $49,833 revenue from licensing agreements was derived from stockholders.

NOTE 9 - STOCKHOLDERS' EQUITY

Preferred stock

     The Company's articles of incorporation authorize up to 5,000,000 shares of $.001 par value preferred stock. Shares of preferred stock may be issued in one or more classes or series at such time and in such quantities the board of directors may determine. All shares of any one series shall be equal in rank and identical in all respects. Preferred stockholders have liquidation preference up to the amount of the original equity investment. Each share of preferred stock is convertible into one share of common stock.

     In August of 2001, the Company issued an aggregate of 2,000,000 shares of Series A Preferred Stock to 21st Century Financial Systems, Inc. for the purchase of certain fixed assets of 21st Century Financial Systems. The fixed assets purchased were valued at $2,059,371 giving rise to the $2,057,371 in additional paid-in capital.

Common stock

     The Company's articles of incorporation authorized up to 20,000,000 share of $0.001 par value common stock. Common stockholders do not have preemptive rights to purchase additional shares of common stock. The common stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of common stock are entitled to share equally in dividends from sources legally available thereof when and if declared by the board of directors and, upon liquidation or dissolution of the Company, whether voluntary or involuntary, to share equally in the assets of the Company available for distribution to the common stockholders.

     In June of 2001, the Company ("CCH") entered into an acquisition agreement for the purchase of Consumer Direct, Inc. ("CDI"), a Colorado corporation. The agreement called for the exchange of 6,600,000 CDI common shares for 2,200,000 CCH common shares. The transaction was valued at $4,488, giving rise to $2,200 common stock and $2,288 additional paid-in capital associated with the acquisition.

     During the period ended December 31, 2001 the Company issued 7,300,000 common shares for services rendered by certain members of management. The services were valued at $14,892 which gives rise to $7,300 common stock and $7,592 additional in paid-in capital associated with the transactions.


NOTE 10 - PARTICIPATING INVESTMENT CERTIFICATES

     During the period ended December 31, 2001, the Company issued "Participating Investment Certificates" (PIC) in a private offering. The certificates call for holders to receive 10% annually of "adjusted net revenues" until they receive $11,500 for each $10,000 PIC at which time the holder will receive five thousand (5,000) shares of Series A Preferred Stock. Twenty-five percent (25%) of each $10,000 PIC has been allocated by the Company to a non-exclusive Company license agreement. As of the end of the period, the Company had raised approximately $498,000 with the PIC issues. Additionally, approximately $43,800 in interest was accrued at December 31, 2001 in relation to the PIC's. No preferred shares were issued as net revenues had not reached the $11,500 threshold for each PIC.
NOTE 11 - EARNINGS PER SHARE

                                                        May 16,
                                                         2001
                                                      (Inception)
                                                       December
                                                          31,
                                                         2001

Numerator for basic loss per share:
  Net loss                                            $(1,003,287)


  Weighted average common shares outstanding             4,215,962

  Net loss per common share available to
   common stockholders                                      $(.24)


NOTE 12 - SUBSEQUENT EVENTS

     In February of 2002 the Company began issuing Bridge Financing Notes ("The Notes") to obtain up to $1,000,000 in financing. The loans are being used to assist the Company with its initial public offering. Company assets will be used to secure the notes. Proceeds from the Company's initial public offering will be used to repay principal and interest. The terms call for each $100,000 promissory note to be repaid with $110,000 in cash, and warrants worth $100,000. The number of warrants issued will be determined by the principal amount of the notes issued divided by the stock price on the first day of trading subsequent to the closing of the public offering.

     The Company ("CCH") entered into a Common Stock Purchase Agreement (the "Purchase Agreement") with Blue Star Coffee, Inc., a Nevada corporation ("BSCF") on February 20, 2002. CCH and/or its designee(s) exchanged an aggregate of 12,989,000 issued and outstanding shares of common stock for an aggregate of 19,093,863 newly issued and 1,864,122 previously issued and outstanding BSCF shares of common stock. The shares exchanged in this transaction shall be restricted securities as the term is defined in Paragraph (a)(3) of Rule 144, under the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, an aggregate of 23,286,650 BSCF Shares shall then be issued and outstanding.